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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported): February 9, 1999

                                ENVOY CORPORATION
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             (Exact name of registrant as specified in its charter)

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                     Tennessee                              0-25062               62-1575729
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
(State or other jurisdiction of incorporation)     (Commission File Number)   (I.R.S. Employer
                                                                              Identification No.)
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   15 Century Boulevard, Suite 600, Nashville, TN             37214
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      (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (615) 885-3700

                                 Not Applicable
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          (Former name or former address, if changed since last report)



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         This Form 8-K is being filed solely to include the following material contract of the Company pursuant to Rule 601(b)(10) of Regulation S-K:

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

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   (c)      Exhibits:

   *10.1 Amended and Restated Processing and Service Agreement entered into as of October 26, 1998, by and between the Company and GTE Data Services Incorporated





   * Portions of this exhibit have been omitted and are subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      ENVOY CORPORATION



Date: February 9, 1999                /s/ Gregory T. Stevens
                                      -----------------------------------------
                                      Gregory T. Stevens

                                      Vice President, General Counsel and
                                      Secretary


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                                  EXHIBIT INDEX
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    No.                                       Exhibit
-----------        -------------------------------------------------------------
   *10.1           Amended and Restated Processing and Service Agreement entered into as of October 26, 1998, by and between the Company and
                   GTE Data Services Incorporated
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   *     Portions of this exhibit have been omitted and are subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.